ASG GROWTH MARKETS FUND

Supplement dated September 30, 2011 to ASG Growth Markets Fund Class A and C Prospectus, ASG Growth Markets Fund Class Y Prospectus, ASG Growth Markets Fund Class A and C Summary Prospectus, ASG Growth Markets Fund Class Y Summary Prospectus and ASG Growth Markets Fund Statement of Additional Information, each dated September 30, 2011, as may be supplemented from time to time.

Shares of the ASG Growth Markets Fund are not currently available for purchase. The Fund may begin selling shares at any time.